UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2008

THE READER’S DIGEST ASSOCIATION, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	001-10434	13-1726769
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Reader’s Digest Road Pleasantville, New York 10570
(Address of Principal Executive Offices) (Zip Code)

(914) 238-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition

On September 30, 2008, The Reader’s Digest Association, Inc. (the “Company”) furnished certain supplemental information that it has posted on its website at www.rda.com.  This supplemental information is incorporated by reference as Exhibit 99.1 hereto.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                             Exhibit Title

99.1	Certain supplemental information posted on the Company’s
website at www.rda.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE READER’S DIGEST ASSOCIATION, INC.

                                        By:           /s/ William H. Magill
                                        William H. Magill
                                        Vice President and Treasurer

Date: September 30, 2008

EXHIBIT INDEX

Exhibit No.                                           Exhibit Title

99.1                                Certain supplemental information posted on the Company’s
website at www.rda.com